EGA EMERGING GLOBAL SHARES TRUST

Emerging Global Shares INDXX India Mid Cap Index Fund
(the “Fund”)

Supplement dated June 21, 2010 to the Fund’s Prospectus
dated January 26, 2010

1.   Throughout the Prospectus, all references to “Emerging Global Shares INDXX India Mid Cap Index Fund” are changed to “Emerging Global Shares INDXX India Small Cap Index Fund”.

2.  On the front cover of the Prospectus, the ticker symbol “INMC” is changed to “SCIN”.

3.   The following replaces the section titled “Investment Objective” on page 16:

Investment Objective

The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index (the “Underlying Index”).

4.   The following replaces the section titled “Principal Investment Strategies” on pages 16 and 17:

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”).  The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).  ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian small market capitalization (“small cap”) companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.  The Fund defines Indian small cap companies as companies that are included in the Underlying Index at the time of purchase, and generally includes companies that are domiciled in India and that have a market capitalization between $100 million and $2 billion.  The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares.  In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.  Active market trading of Fund Shares may cause more frequent creation or redemption activities and to the extent such creation and redemption activities are not conducted in-kind could increase the rate of portfolio turnover.

The Underlying Index is a free-float market capitalization weighted stock market index comprised of a representative sample of 75 emerging markets companies that INDXX, LLC determines to be the representative of small cap companies domiciled in India.

The Fund invests substantially all of its assets in a wholly owned subsidiary in Mauritius (the “Subsidiary”), which in turn, invests at least 90% of its assets in Indian securities, and to some extent ADRs and GDRs, based on the number of Indian securities that are included in the Underlying Index. Through such investment structure, the Fund obtains benefits under the tax treaty between Mauritius and India.

5.   The following replaces the section titled “Mid Cap Company Investment Risk” on page 19:

Small Cap Company Risk Small cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.  Stocks of small-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

6.  The following replaces the 2nd paragraph in the section titled “Investment Strategies” on page 28:

The Emerging Global Shares INDXX India Infrastructure Index Fund and the Emerging Global Shares INDXX India Small Cap Fund each invests substantially all of its assets in a Subsidiary, which in turn, invests at least 90% of its assets in Indian securities, and to some extent ADRs and GDRs, based on the number of Indian securities that are included in the Fund’s Underlying Index. Through such investment structure, each Fund obtains benefits under the tax treaty between Mauritius and India.

7.  The following is added to the end of the section titled “Investment Strategies” on page 29:

Indian Securities (Emerging Global Shares INDXX India Infrastructure Index Fund and Emerging Global Shares INDXX India Small Cap Index Fund)  Investments in securities of Indian companies are subject to risks that are greater than foreign investments generally and are similar to risks of investing in emerging markets, including government controls placed on foreign investment, government limitation on the repatriation of invested capital and currency conversion, market volatility and illiquidity.  Additionally, uncertainty regarding inflation and currency exchange rates, the possibility of future harmful political actions taken by the Indian government, and the existence of religious and ethnic unrest could negatively impact the Indian economy, which would likely adversely affect the performance of the Indian companies in which the Fund invests.  Information regarding Indian corporations may be less reliable and material information may not be available to the Fund.  A Subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius.  There is less governmental regulation of the securities industry in India than in the United States.  Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies.

Tax (Emerging Global Shares INDXX India Infrastructure Index Fund and Emerging Global Shares INDXX India Small Cap Index Fund) Each of the Emerging Global Shares INDXX India Infrastructure Index Fund and Emerging Global Shares INDXX India Small Cap Index Fund operates to some extent through its corresponding Subsidiary, each a wholly owned subsidiary of the Trust in the Republic of Mauritius and obtains benefits from favorable tax treatment by the Indian government pursuant to a taxation treaty between India and Mauritius.  The Supreme Court of India has upheld the validity of the taxation treaty between India and Mauritius in response to a challenge in a lower court contesting the treaty’s applicability to entities such as a Fund; however, there can be no assurance that any future challenge will result in a favorable outcome.  In recent years, there has been discussion in the Indian press that the treaty may be re-negotiated.  There can be no assurance that the terms of the treaty will not be subject to re-negotiation in the future or subject to a different interpretation or that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any change in the provisions of this treaty or in its applicability to a Subsidiary could subject a Subsidiary to withholding and other taxes on dividends, interest and realized capital gains, which would reduce the return to a Fund on its investments.

Each Fund intends to elect to “pass-through” to the Fund’s shareholders as a deduction or credit the amount of foreign taxes paid by the Fund.  The taxes passed through to shareholders are included in each shareholder’s income.  Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by a Fund. Other foreign taxes, such as transfer taxes, may be imposed on a Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

8.  The following replaces the section titled “Mauritius Tax Status” on pages 34 and 35:

Mauritius Tax Status

Each of the Emerging Global Shares INDXX India Infrastructure Index Fund and the Emerging Global Shares INDXX India Small Cap Index Fund conducts its investment activities in India through a Subsidiary, each of which is a wholly owned subsidiary of the respective Fund.  As a tax resident of Mauritius, each Subsidiary expects to obtain benefits under the tax treaty between Mauritius and India (the “Treaty”).  In light of Circular 789 of April 13, 2000 issued by the Central Board of Direct Taxes in India, a

Subsidiary will be eligible for the benefits under the Treaty if it holds a valid tax residence certificate issued by the Mauritius income tax authorities. The validity of the Circular was subsequently upheld by the Supreme Court of India in a judgment delivered on October 7, 2003.  Each Subsidiary has been issued a Category 1 Global Business License by the Financial Services Commission of Mauritius. Each has applied for and obtained a tax residence certificate (“TRC”) from the Mauritius Revenue Authority for the purpose of the Mauritius-India Double Taxation Avoidance Agreement. The TRC is issued for a period of one year and thereafter renewable annually.  Each Subsidiary is subject to tax in Mauritius at the rate of 15% on its net income.

However, each Subsidiary will be entitled to a tax credit for foreign tax on its income which is not derived from Mauritius against the Mauritian tax computed by reference to that same income. If no written evidence is presented to the Mauritius Revenue Authority showing the amount of foreign tax charged on income derived by the Fund outside of Mauritius, the amount of the foreign tax will be conclusively presumed to be equal to eighty percent (80%) of the Mauritian tax chargeable with respect to that income, which could reduce the rate of tax effectively to three percent (3%). Further, a Subsidiary is not subject to capital gains tax in Mauritius nor is it liable for income tax on any gains from sale of units or securities. Any dividends and redemption proceeds paid by a Subsidiary to a Fund are exempt from Mauritius tax. Provided that a Subsidiary does not have a permanent establishment in India, the tax treatment in India of income derived by the Subsidiary is as follows:

(i) capital gains are not subject to tax in India by virtue of certain provisions of the Treaty;

(ii) dividends from Indian companies are paid to the Subsidiary free of Indian tax; and

(iii) any interest income earned on Indian securities is subject to withholding tax in India at a rate that mayvary from 10% to 42.23%, depending on the nature of the underlying debt security.

Each Subsidiary continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain its central management and control in Mauritius.  Accordingly, management believes that a Subsidiary will be able to obtain the benefits of the Treaty, which ultimately benefits the Fund.  However, there can be no assurance that a Subsidiary will be granted a certificate of tax residency in the future. While the validity of the Treaty and its applicability to entities such as the Subsidiaries was upheld by the Supreme Court of India, no assurance can be given that the terms of the Treaty will not be subject to reintepretation and renegotiation in the future. Any change in the Treaty’s application could have a material adverse affect on the returns of the Fund.  Further, it is possible that the Indian tax authorities may seek to take the position that a Subsidiary is not entitled to the benefits of the Treaty.  It is currently not clear whether income from entities such as a Subsidiary will be classified as “capital gains” income or as “business income” under Indian law.  However, this distinction should not affect the ultimate tax consequences to a Subsidiary or a Fund.  Under the Treaty, capital gains from investment in Indian securities, GDRs or ADRs issued with respect to Indian companies are exempt from tax, provided that a Subsidiary does not have a permanent establishment in India. Similarly, “business income” is not chargeable to tax in India under the Treaty so long as a Subsidiary does not have a permanent establishment in India. Each Subsidiary expects that it will be deemed a tax resident of Mauritius and does not expect to be deemed to have a permanent establishment in India because it will not maintain an office or place of management in India and the Adviser will make investment decisions regarding securities orders outside of India. If a Subsidiary were deemed to have such a permanent establishment, income attributable to that permanent establishment could be taxable in India at a rate of up to 42.23%.

Regardless of the application of the Treaty, all transactions entered on a recognized stock exchange in India are subject to the Securities Transaction Tax (“STT”), which is levied on the value of a transaction at rates not exceeding 0.125%. The STT can be set off against business income tax calculated under the Indian Income Tax Act, provided that the gains on the transactions subject to the STT are taxed as business income and not as capital gains. It is currently not entirely clear whether the Indian Minimum Alternate Tax (“MAT”) applies to a Subsidiary as a beneficiary of the Treaty.  Although the Treaty should override the provisions of the Indian Income Tax Act and thus the application of the MAT, this is not certain. If the MAT does apply, and the Indian income tax payable by a Subsidiary is less than 10% of its book profits, then a Subsidiary would be deemed to owe taxes of 11.33% of book profits. Such a fee would not be included in the fee charged by the Adviser. Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Subsidiary and thus reduce the return to Fund shareholders.

9.  On page 37, reference to the “INDXX India Mid Cap Index” is changed to “INDXX India Small Cap Index” and the ticker symbol “IINMC” is changed to “ISCIN”.

10. The following replaces the section titled “INDXX India Mid Cap Index” on pages 38 and 39:

INDXX India Small Cap Index:

1.	75 Stock Index

2.	Bottom 75 publicly traded Indian companies by market capitalization in the applicable Index Universe with a lower limit of $100 million and upper limit of $2 billion

3.	Average daily turnover of $2 million for the six months ended December

4.	Minimum 10% free float

5.	Maximum 4.9% weight of single member

11. The following replaces the section titled “Annual Updates to the Index” on page 40:

Annual Updates to the Index

The composition of each Underlying Index (except the INDXX India Small Cap Index) is reviewed annually in July and rebalanced in October.  Float factors, shares and weights of each Underlying Index (except the INDXX India Small Cap Index) are also reviewed annually in July.  The composition of the INDXX India Small Cap Index is reviewed annually in December and rebalanced in April. Float factors, shares and weights of the INDXX India Small Cap Index are also reviewed annually in April.  Each Underlying Index is also reviewed on an ongoing basis to account for corporate actions such as mergers, delistings or bankruptcies.  The component weights will be determined and announced at the close of trading on the Exchange at least two trading days prior to the Rebalance Date.  Each Underlying Index’s components are determined five days prior to the Rebalance Date.

*           *           *
Please keep this Supplement for future reference.

EGA EMERGING GLOBAL SHARES TRUST

Emerging Global Shares INDXX India Mid Cap Index Fund
(the “Fund”)

Supplement dated June 21, 2010 to the Fund’s
Statement of Additional Information
dated January 26, 2010

1.   Throughout the Statement of Additional Information, all references to “Emerging Global Shares INDXX India Mid Cap Index Fund” are changed to “Emerging Global Shares INDXX India Small Cap Index Fund”.

2.  On the front cover of the Statement of Additional Information, the ticker symbol “INMC” is changed to “SCIN”.

3.  The following replaces the section titled “General Information About the Trust – Compliance with Mauritius Law” on page 3:

Compliance with Mauritius Law

The Emerging Global Shares INDXX India Infrastructure Index Fund and the Emerging Global Shares INDXX India Small Cap Index Fund (the “India Funds”) invest substantially all of their assets in wholly owned subsidiaries organized in the Republic of Mauritius (each, a “Subsidiary”), which in turn, invest at least 90% of their assets in Indian securities. Each Subsidiary has qualified as an “Expert Fund” under the Regulations of the Securities Act 2005 of the Republic of Mauritius.  These Regulations provide that only “Expert Investors” may invest in the Expert Fund.  An “Expert Investor” is an investor  such as an India Fund who makes an initial investment for its own account, of not less than US$100,000 or is a sophisticated investor as defined in the Regulations of the Securities Act 2005 or any similarly defined investor in any other legislation.

The Subsidiary has been incorporated as a Global Business Company and has been issued a category 1 license by the Financial Services Commission of Mauritius.  It must be distinctly understood that in issuing this license, the Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or for the correctness of any statements made or opinions expressed with regard to it.

Investors in the Subsidiary are not protected by any statutory compensation arrangements in Mauritius in the event  of the Subsidiary’s failure.

Mauritius Anti-Money Laundering Regulations

To ensure compliance with the Financial Intelligence and Anti-Money Laundering Act 2002 and the Code on the Prevention of Money Laundering and Terrorist Financing (“Code”) issued by the Financial Services Commission of Mauritius, a Subsidiary or its agents will require every applicant for shares (such as an India Fund) to provide certain information/documents for the purpose of verifying the identity of the applicant, sources of funds and obtain confirmation that the application monies do not represent, directly or indirectly, the proceeds of any crime.  The request for information may be reduced where an application is a regulated financial services business based in the Republic of Mauritius or in an equivalent jurisdiction (i.e., subject to the supervision of a public authority) or in the case of public companies listed on Recognized Stock/Investment Exchanges, as set out in the Code.

In the event of delay or failure by the applicant to produce any information required for verification purposes, a Subsidiary may refuse to accept the application and the subscription monies relating thereto or may refuse to process a redemption request until proper information has been provided.  Investors such as an India Fund should note specifically that a Subsidiary reserves the right to request such information as may be necessary in order to verify the identity of the investor and the owner of the account to which the redemption proceeds will be paid.  Redemption proceeds will not be paid to a third party account.

Each applicant for shares must acknowledge that a Subsidiary shall be held harmless against loss arising as a result of a failure to process an application for shares or redemption request if such information and documentation as requested by a Subsidiary has not been provided by the applicant.

Each India Fund, as the sole shareholder of each Subsidiary, will satisfy all applicable requirements under the Code in order to purchase and redeem shares of a Subsidiary.

*           *           *
Please keep this Supplement for future reference.